Exhibit 10.1

Execution Version

SECOND AMENDMENT

SECOND AMENDMENT, dated as of May 28, 2020 (this “Amendment”), to the Credit Agreement, dated as of February 27, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among (i) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the “Borrower”), (ii) the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and (iii) THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

SECTION 1.          Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.          Amendments to the Credit Agreement.

(a)                The following new definition is hereby added to Section 1.1 of the Credit Agreement in alphabetical order:

“Mandatorily Convertible Securities”: the Mandatory Convertible Preferred Stock, issued by the Borrower on May 27, 2020, and any other Capital Stock issued by the Borrower that is or will become, after the passage of a specified amount of time, mandatorily convertible into or mandatorily exchangeable for common stock of the Borrower.

(b)                Section 7.6 of the Credit Agreement is hereby deleted in its entirety and the following shall be substituted therefor:

7.6       Limitation on Restricted Payments. Declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their Capital Stock, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries and (d) with respect to Mandatorily Convertible Securities, regularly scheduled quarterly dividends payable to the holders thereof, payments payable in connection with the conversion thereof upon a “fundamental change” (or similar term, as defined in the prospectus regarding the applicable

Mandatorily Convertible Securities) to the holders thereof, and cash in lieu of fractional shares with respect thereto.

SECTION 3.          Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which (a) the Borrower, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Amendment and (b) all fees and expenses payable to the Administrative Agent, the other agents and any Lender shall have been paid.

SECTION 4.          Representation and Warranties. To induce the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

(a)                Corporate Power; Authorization; Enforceable Obligations.

(i)                 The Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform the Loan Documents, as amended by this Amendment, to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended, to which it is a party.

(ii)               No consent or authorization of, filing with (other than the Borrower’s public filing of the Amendment on Form 8-K, if applicable), or notice to or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment, to which the Borrower is party.

(iii)             This Amendment has been duly executed and delivered on behalf of the Borrower.

(iv)              This Amendment and each Loan Document, as amended by this Amendment, to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, examination, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)                Representations and Warranties. The representations and warranties (except for those made in subsections 4.13 and 4.14 of the Credit Agreement) made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

SECTION 5.          Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

SECTION 6.          No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

SECTION 7.          Governing Law; Counterparts.

(a)                This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The provisions of subsections 11.12 and 11.17 of the Credit Agreement are incorporated herein, mutatis mutandis.

(b)                This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 8.          Miscellaneous.

(a)                Upon and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document.

(b)                The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Loan Document or any of the rights, obligations or liabilities thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BOSTON SCIENTIFIC CORPORATION

By:	/s/ Robert J. Castagna
	Name:	Robert J. Castagna
	Title:	Vice President and Treasurer

Signature Page to Second Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, as Administrative Agent and as a Lender

By:	/s/ Arjun Talwalkar
	Name:	Arjun Talwalkar
	Title:	Director

Signature Page to Second Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Darin Mullis
	Name:	Darin Mullis
	Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement